Exhibit 10.11

















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                    COMPREHENSIVE PREFERRED ESCROW AGREEMENT

                                     between

                      DSI TECHNOLOGY ESCROW SERVICES, INC.

                                       and

       INSPIRE INSURANCE SOLUTIONS, INC., debtor and debtor-in-possession,

                                       and

                    ARROWHEAD GENERAL INSURANCE AGENCY, INC.



                            Dated as of May 14, 2002

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                    COMPREHENSIVE PREFERRED ESCROW AGREEMENT

    THIS COMPREHENSIVE PREFERRED ESCROW AGREEMENT (this "Agreement") is effective May 14, 2002 (the "Effective Date"), among DSI Technology Escrow Services, Inc. ("DSI"), INSpire Insurance Solutions, Inc. ("Depositor") and Arrowhead General Insurance Agency, Inc., Inc. acting on behalf of itself and its affiliates, ("Preferred Beneficiary"), who collectively may be referred to in this Agreement as the "Parties."

A.  WHEREAS  Depositor  and Preferred  Beneficiary  have entered into a Software
    License Agreement dated May 14, 2002 ("License Agreement"), and a Professional Services Agreement dated May 14, 2002 ("PSA"), wherein Depositor has licensed its software to Preferred Beneficiary and Depositor will perform certain support services on such Depositor software for Preferred Beneficiary;

B. WHEREAS Depositor desires to avoid disclosure of its software except under certain limited circumstances;

C. WHEREAS the availability of the software of Depositor is critical to Preferred Beneficiary in the conduct of its business and, therefore, Preferred Beneficiary needs access to the software under certain limited circumstances;

D. WHEREAS Depositor and Preferred Beneficiary desire to establish an escrow with DSI to provide for the retention, administration and controlled access of the software of Depositor;

E. WHEREAS The parties desire this Agreement to be supplementary to the License Agreement and the PSA pursuant to 11 United States Code, Section 365 (n); and

F. WHEREAS, on February 15, 2002, INSpire voluntarily filed a petition for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division (the "Bankruptcy Court"), which is administered under Case No. 02-41228-DML (the "Bankruptcy Case").

                                    ARTICLE I
                                    DEPOSITS

    1.1 Obligation to Make Deposit. Upon the signing of this Agreement by the parties, Depositor shall deliver to DSI the object code and the source code for the latest version of Depositor's software incorporated in the System (as defined in and required by the License Agreement ) in use by Preferred Beneficiary ("Deposit Materials") as identified on Exhibit A. Exhibit A is to be prepared and signed by Depositor and Preferred Beneficiary. DSI shall have no obligation with respect to the preparation, signing or delivery or Exhibit A.

    1.2 Identification of Tangible Media. Prior to the delivery of the Deposit Materials to DSI, Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the Deposit Materials are written or stored. Additionally, Depositor shall complete Exhibit

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B to this  Agreement  by  listing  each such  tangible  media by the item  label description, the type of media and the quantity. The Exhibit B must be signed by Depositor and delivered to DSI with the Deposit Materials. Unless and until Depositor makes the initial deposit with DSI, DSI shall have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the deposit account as required in Section 2.2 below.

    1.3 Deposit Inspection. When DSI receives the Deposit Materials and the Exhibit B, DSI will conduct a deposit inspection by visually matching the labeling of the tangible media containing the Deposit Materials to the item descriptions and quantity listed on the Exhibit B. In addition the deposit inspection, Preferred Beneficiary may elect to cause a verification of the Deposit Materials in accordance with Section 1.6 below.

    1.4 Acceptance of Deposit. At completion of the deposit inspection, if DSI determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit B, DSI will date and sign the Exhibit B and mail a copy thereof to Depositor and Preferred Beneficiary. If DSI determines that the labeling does not match the item descriptions or quantity on the Exhibit B, DSI will (a) note the discrepancies in writing on the Exhibit B; (b) date and sign the Exhibit B with the exceptions noted; and (c) mail a copy of the Exhibit B to Depositor and Preferred Beneficiary. DSI's acceptance of the deposit occurs upon the signing of the Exhibit B by DSI. Delivery of the signed Exhibit B to Preferred Beneficiary is Preferred Beneficiary's notice that the Deposit Materials have been received and accepted by DSI.

    1.5 Depositor's Representations. Depositor represents as follows:

         (a) Depositor lawfully possesses all of the Deposit Materials deposited with DSI;

         (b) With respect to all the Deposit Materials, Depositor has the right and authority to grant to DSI and Preferred Beneficiary the rights as provided in this Agreement;

         (c) The Deposit Materials are not subject to any lien or other encumbrance;

         (d) The Deposit Materials consist of the object code and source code for the latest version of Depositor's software incorporated in the System (as defined in the License Agreement) in use by Preferred Beneficiary , as identified in the License Agreement or Exhibit A, as the case may be; and

         (e) The Deposit Materials are readable and useable in their current form, or, if any portion of the Deposit Materials are encrypted, the decryption tools and decryption keys have also been deposited.

    1.6 Verification. DSI shall perform a Level I verification of the Deposit Materials upon the initial deposit and for each update. A verification determines, in different levels of detail, the accuracy, completeness, sufficiency and quality of the Deposit Materials. A Level I verification is defined as follows: DSI will cause a technically qualified DSI employee to

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evaluate  the  Deposit  Materials  in order to  identify  (a) the  hardware  and software configurations  reasonably necessary to maintain the Deposit Materials;
(b) the hardware and software configurations reasonably necessary to compile the Deposit Materials; and (c) the compilation instructions. DSI will then prepare and deliver to Depositor and Preferred Beneficiary, within 10 business days, a report describing the information so identified. It shall be the responsibility of the Depositor, and not DSI, to ensure that the Deposit Materials contain the information so identified in DSI's report, as well as any other information that may be required in the License Agreement.

    Preferred Beneficiary shall have the right, at Preferred Beneficiary's expense, to cause higher levels of verification of any Deposit Materials. Preferred Beneficiary shall notify Depositor and DSI of Preferred Beneficiary's request for verification. Depositor shall have the right to be present at the verification. If a verification is elected after the Deposit Materials have been delivered to DSI, then only DSI, or at DSI's election an independent person or company selected and supervised by DSI, may perform the verification.

    1.7 Deposit Updates. Notwithstanding anything to the contrary set forth in the License Agreement or the PSA, Depositor, at its own expense, shall update the Deposit Materials within (a) sixty (60) days of the material modification of the software incorporated in the System in use by Customer; but in any event Depositor shall make one deposit per calendar quarter during the term of this Agreement; or (b) Depositor's delivery of each release of a new version of the software that are subject to the License Agreement. All deposit updates shall be listed on a new Exhibit B and new Exhibit B shall be signed by Depositor. Each Exhibit B will be held and maintained separately within the escrow account. An independent record will be created which will document the activity for each Exhibit B. The processing of all deposit updates shall be in accordance with Sections 1.2 and 1.6 above. All references in this Agreement to the Deposit Materials shall include the initial Deposit Materials and any updates.

    DSI shall notify Depositor in writing semi-annually of Depositor's obligation to make updated deposits. Within 30 days of receipt of each such notice, Depositor shall certify in writing to DSI that it has made the updated deposits as required in the immediately preceding paragraph. After the 30 days, DSI shall notify Preferred Beneficiary that (a) DSI has received an updated deposit from Depositor, or (b) no response has been received from Depositor. Unlimited deposit updates and two storage units are included in the fees for this Agreement.

    1.8 Removal of Deposit Materials. The Deposit Materials may be removed and/or exchanged only on written instructions signed by Depositor and Preferred Beneficiary, or as otherwise provided in this Agreement.

                                   ARTICLE II
                       CONFIDENTIALITY AND RECORD KEEPING

    2.1 Confidentiality. DSI shall maintain the Deposit Materials in a secure, environmentally safe, locked facility that is accessible only to authorized representatives of DSI. DSI shall have the obligation to reasonably protect the confidentiality of the Deposit Materials. Except as provided in this Agreement, DSI shall not disclose, transfer, make available, or use the Deposit Materials.

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DSI shall not disclose the content of this Agreement to any third party.  If DSI receives a subpoena or other order of a court or other judicial tribunal pertaining to the disclosure or release of the Deposit Materials, DSI will immediately notify the parties to this Agreement unless prohibited by law. It shall be the responsibility of Depositor and/or Preferred Beneficiary to challenge any such order; provided, however, that DSI does not waive its rights to present its position with respect to any such order. DSI will not be required to disobey any court or other judicial tribunal order. (See Section 7.5 below for notices of requested orders.)

    2.2 Status Reports. DSI will issue to Depositor and Preferred Beneficiary a report profiling the account history at least semi-annually. DSI may provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

    2.3 Audit Rights. During the term of this Agreement, Depositor and Preferred Beneficiary shall have the right to inspect the written records of DSI pertaining to this Agreement. Any inspection shall be held during normal business hours and following reasonable prior notice.

                                   ARTICLE III
                             GRANT OF RIGHTS TO DSI

    3.1 Title to Media. Depositor hereby transfers to DSI the title to the media upon which the software and other materials are written or stored. However this transfer does not include the ownership of the software (including without limitations all updates, new releases, enhancements, modifications and improvements thereto) and other materials contained in the media, such as any copyright, trade secret, patent or other intellectual property rights.

    3.2 Right to Make Copies. DSI shall have the right to make copies of the Deposit Materials as reasonably necessary to perform this Agreement. DSI shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the Deposit Materials onto any copies made by DSI. With all Deposit Materials submitted to DSI, Depositor shall provide any and all instructions as may be necessary to duplicate the Deposit Materials including but not limited to the hardware and/or software needed.

    3.3 Right to Transfer Upon Release. Depositor hereby grants to DSI the right to transfer the Deposit Materials to Preferred Beneficiary upon any release of the Deposit Materials for use by Preferred Beneficiary in accordance with
Article IV. Except upon such a Release Event as provided in this Agreement, DSI shall not transfer the Deposit Materials.

                                   ARTICLE IV
                               RELEASE OF DEPOSIT

    4.1 Release Event. As used in this Agreement, "Release Event" shall mean one or more of the following events:

         (a) Depositor's uncured breach of the License Agreement and/or the PSA pursuant to the terms set forth in those agreements;

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         (b)  Depositor's   bankruptcy  or  business   failure  other  than  the
Bankruptcy Case or the Bankruptcy Case is converted to a case under Chapter 7 of the Bankruptcy Code, or in the event that Depositor ceases or is unable or unwilling to support or maintain the software contained in the Deposit Materials as required in the License Agreement and/or the PSA; or

         (c) the expiration of the PSA on December 31, 2008, or an earlier termination of the PSA, which termination does not involve an uncured breach on the part of Preferred Beneficiary.

    4.2 Filing For Release of Deposit by Preferred Beneficiary. If Preferred Beneficiary believes in good faith that a Release Event has occurred, Preferred Beneficiary will provide DSI and Depositor with written notice of the occurrence of a Release Event and will provide a written notice to DSI for the release of the Deposit Materials. Upon receipt of such notice, DSI shall provide a copy of the notice to Depositor by commercial express mail.

    4.3 Contrary Instructions. From the date DSI mails the notice for release of the Deposit Materials, Depositor shall have ten business days to deliver to DSI contrary instructions. "Contrary Instructions" shall mean the written representation by Depositor that a Release Event has not occurred or has been cured. Upon receipt of Contrary Instructions, DSI shall send a copy by commercial express overnight mail to Preferred Beneficiary that there is a dispute to be resolved pursuant to the dispute resolution section (Section 7.3) of this Agreement. Subject to Section 5.2 hereof, DSI will continue to store the Deposit Materials without release pending (a) joint instructions from Depositor and Preferred Beneficiary; (b) resolution pursuant to the dispute resolution provisions; (c) an order of a court; (d) receipt by DSI of an Affidavit from Preferred Beneficiary confirming the expiration of the PSA on December 31, 2008 or an earlier termination of the PSA for a reason other than an uncured breach on the part of Preferred Beneficiary; or (e) receipt by DSI of an Affidavit from Preferred Beneficiary, within fifteen days after DSI mails to Preferred Beneficiary a copy of the Contrary Instructions received from Depositor, stating that Depositor failed to cure a breach of Depositor's obligations as set forth in the License Agreement and/or the PSA (the "Affidavit"). Upon receipt of such Affidavit, DSI shall release the Deposit Materials to the Preferred Beneficiary. In the event that the Depositor believes that the Affidavit from Preferred Beneficiary has been improperly delivered and/or the Deposited Materials improperly released, Depositor shall have full recourse to all the expedited remedies provided for in Section 7.3 of this Agreement. DSI shall have no obligation to determine independently whether a Release Event occurred and shall have no right to refuse to deliver the Deposit Materials, however, DSI shall not be required to disobey a court order. DSI shall be required only to verify that the Affidavit purports to have been executed by the Preferred Beneficiary.

    4.4 Release of Deposit. If DSI does not receive Contrary Instructions from the Depositor, DSI is authorized to release the Deposit Materials to the Preferred Beneficiary or, if more than one beneficiary is registered to the deposit, to release a copy of the Deposit Materials to the Preferred Beneficiary. However, DSI is entitled to receive any reasonable fees due DSI before making the release. Any copying expense in excess of three hundred dollars ($300.00) will be chargeable to Preferred Beneficiary.

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    4.5 Right to Use Following Release. Unless otherwise provided in the License
Agreement, upon release of the Deposit Materials in accordance with this Article IV, Preferred Beneficiary shall have the right to (a) install and operate the object code version of Depositor's software incorporated in the System at any location for the sole purpose of continuing the benefits afforded to Preferred Beneficiary by the License Agreement; and (b) install and use the source code version of Depositor's software incorporated in the System at any location for the sole purpose of continuing the benefits afforded to Preferred Beneficiary by the License Agreement. Subject to the express license granted in this Section
4.5 of this Agreement and the License  Agreement,  Depositor  retains all right, title  and  interest  in and  to its  proprietary  software,  including  without
limitation,   all  updates,  new  releases,   enhancements,   modifications  and
improvements thereto, whether made by Depositor or Customer, and all copyright, trade secret, patent or other intellectual property rights therein. Preferred Beneficiary shall be obligated to maintain the confidentiality of the released Deposit Materials.

                                    ARTICLE V
                              TERM AND TERMINATION

    5.1 Term of Agreement. The initial term of this Agreement is for a period of one year. Thereafter, this Agreement shall automatically renew from year to year unless sooner terminated upon: (a) Depositor and Preferred Beneficiary's joint written instruction to DSI that the License Agreement and/ or the PSA has been terminated; or (b) termination of this Agreement by DSI for nonpayment in accordance with Section 5.2. If the Deposit Materials are subject to another escrow agreement with DSI, DSI reserves the right, after the initial one year term, to adjust the anniversary date of this Agreement to match the then prevailing anniversary date of such other escrow arrangements.

    5.2 Termination for Nonpayment. In the event of the nonpayment of fees owed to DSI, DSI shall provide written notice of delinquency to all parties to this Agreement. Any party to this Agreement shall have the right to make the payment to DSI to cure the default. If the past due payment is not received in full by DSI within thirty (30) days of the date of such notice of delinquency, then DSI shall have the right to terminate this Agreement at any time thereafter by sending written notice of termination to all parties. DSI shall have no obligation to take any action under this Agreement so long as any payment due to DSI remains unpaid.

    5.3 Disposition of Deposit Materials Upon  Termination.  Upon termination of this Agreement, DSI shall destroy, return, or otherwise deliver the Deposit Materials in accordance with Depositor's instructions. If there are no instructions, DSI may, at its sole discretion, destroy the Deposit Materials or return them to Depositor. DSI shall have no obligation to return or destroy the Deposit Materials if the Deposit Materials are subject to another escrow agreement with DSI.

    5.4 Survival of Terms Following Termination. Upon termination of this Agreement, the following provisions of this Agreement shall survive:

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                  (a) Depositor's Representations (Section 1.5);

                  (b) The obligations of confidentiality with respect to the Deposit Materials;

                  (c) The rights granted in the sections entitled Right to Transfer Upon Release (Section 3.3) and Right to Use Following Release (Section 4.5), if a release of the Deposit Materials has occurred prior to termination;

                  (d) The obligation of Preferred Beneficiary to pay DSI any reasonable fees and expenses due and related to this Agreement;

                  (e) The provisions of Article 7; and

                  (f) Any provisions in this Agreement which specifically state they survive the termination or expiration of this Agreement.

                  (g) The automatic stay under the Bankruptcy Code will not in any way limit or restrict Customer from exercising its rights or remedies upon expiration or termination of this Agreement.

                                   ARTICLE VI
                                   DSI'S FEES

    6.1 Fee Schedule. DSI is entitled to be paid its standard fees and expenses applicable to the services provided. The parties agree that the Preferred Beneficiary shall be solely responsible for any and all reasonable DSI fees (not including any amount paid to DSI pursuant to Section 7.2 below) incurred with respect to this Agreement. DSI shall notify the Preferred Beneficiary at least 60 days prior to an increase in fees. For any service not listed on DSI's standard fee schedule, DSI will provide a quote prior to rendering the service, if requested.

    6.2 Payment Terms. DSI shall not be required to perform any service unless the payment for such service and any outstanding balances owed to DSI are paid in full. Fees are due upon receipt of a signed contract or receipt of the Deposit Materials whichever is earliest. If invoiced fees are not paid, DSI may terminate this Agreement in accordance with Section 5.2.

                                   ARTICLE VII
                             LIABILITY AND DISPUTES

    7.1 Right to Rely on Instructions. DSI may act in reliance on the instructions of a Party only if such instructions are from a Designated Representative of a party. The Designated Representatives of Depositor are the Chief Executive Officer and the Chief Technical Officer. The Designated Representatives of Preferred Beneficiary are the Chief Executive Officer or the Chief Information Officer. A party may change their Designated Representative or any of them by delivering to DSI and the other party hereto a written notice signed by one the then Designated Representatives. No other agent or employee, other that a Designated Representative, shall have the power to bind a party hereto.

    7.2 Indemnification. DSI shall be responsible to perform its obligations under this Agreement and to act in a reasonable and prudent manner with regard to this escrow arrangement. Provided DSI has acted in the manner stated in the preceding sentence, Depositor and Preferred Beneficiary each agree to indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorneys' fees and other liabilities

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("Liabilities")  incurred by DSI relating in any way to this escrow  arrangement unless such Liabilities were caused solely by the negligence or willful misconduct of DSI.

    7.3 Dispute Resolution. Except as may be otherwise required by the U.S. Bankruptcy Code or any order of a court in which a proceeding under that Code respecting any of the parties is pending, any dispute relating solely to whether a Release Event has occurred shall be resolved by Expedited Arbitration under the Commercial Rules of the American Arbitration Association. Three Arbitrators shall be selected. The Depositor and Preferred Beneficiary shall each select one arbitrator and the two chosen arbitrators shall select the third arbitrator, or failing agreement on the selection of the third arbitrator, The American Arbitration Association shall select the third arbitrator. However, if DSI is a party to the arbitration, DSI shall select the third arbitrator. For purposes of this section 7.3, "Expedited Arbitration" shall mean the parties agree to use commercially reasonable efforts to conduct arbitration within fifteen (15) days of selection of arbitrators pursuant to this section. Arbitration will take place at a neutral location outside the States of California and Texas as mutually agreed upon by the Depositor and Preferred Beneficiary. In the event a neutral location cannot be agreed by the Depositor and the Preferred Beneficiary within thirty (30) days, the arbitration will take place in Albuquerque, New Mexico. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator(s). Service of a petition to conform the arbitration award may be made by First Class mail or by commercial express mail, to the attorney for the party or, if unrepresented, to the party at the last known business address.

    7.4 Controlling Law. This Agreement is to be governed and construed in accordance with the laws of the State of Delaware, without regard to its conflict of law provisions.

    7.5 Notice of Requested Order. If any party intends to obtain an order from the arbitrator or any court of competent jurisdiction which may direct DSI to take, or refrain from taking any action, that party shall:

        (a) Give DSI at least two  business  days' prior  notice of the hearing;
    and

        (b) Ensure that DSI not be required to deliver the original (as opposed to a copy) of the Deposit Materials if DSI may need to retain the original in its possession to fulfill any of its other duties.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

    8.1 Entire Agreement. This Agreement, which includes the Exhibits described herein, embodies the entire understanding among the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. DSI is not a party to the License Agreement and the PSA between Depositor and Preferred Beneficiary and has no knowledge of any of the terms or provisions of any such License Agreement and the PSA. DSI's only obligations to Depositor or Preferred Beneficiary are as set forth in this Agreement. No amendment or modification of this Agreement shall be

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valid or binding unless signed by all the parties hereto,  except that Exhibit A need not be signed by DSI, Exhibit B need not be signed by Preferred Beneficiary and Exhibit C need not by signed.

    8.2 Notices. All notices, invoices, payments, deposits and other documents and communications shall be given to the parties at the addresses specified in the attached Exhibit C. It shall be the responsibility of the parties to notify each other as provided in this Section in the event of a change of address. The parties shall have the right to rely on the last known address of the other parties. Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail. Any correctly addressed notice that is refused, unclaimed, or undeliverable because of an act or omission of the party to be notified shall be deemed effective as of the first date that said notice was refused, unclaimed, or deemed undeliverable by the postal authorities, messenger, or overnight delivery service.

    8.3 Severability. In the event any provision of this Agreement is found to be invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provisions in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

    8.4 Successors. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties. However, DSI shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.

    8.5 Regulations. Depositor is responsible for and warrant compliance with all applicable laws, rules, and regulations, including but not limited to customs laws, import, export, and re-export laws and government regulations of any country from or to which the Deposit Materials may be delivered in accordance with the provisions of this Agreement.

    8.6 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one instrument.




                           [SIGNATURE PAGE TO FOLLOW]

    IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by a duly authorized officer as of the Signing Date.


INSPIRE INSURANCE SOLUTIONS, INC.,
Debtor and debtor-in-possession         ARROWHEAD GENERAL INSURANCE AGENCY, INC.
(Depositor)                             (Preferred Beneficiary)

By:________________________             By:___________________________
   Richard Marxen                          Kieran A. Sweeney
   President & CEO                         President & CEO




DSI TECHNOLOGY ESCROW SERVICES, INC.

By:________________________________

Name:______________________________
             (Printed)
Title:_______________________________

                                                                      EXHIBIT A


                            MATERIALS TO BE DEPOSITED

                                 Account Number


Depositor represents to Preferred Beneficiary that Deposit Materials delivered to DSI shall consist of the current object code and source code versions of the following software components:

o The most recent version of the Windows into Property & Casualty (WPC) System currently being used at the INSpire West facility in San Diego, CA ("INSpire West") to process Customer's personal automobile, commercial general liability and commercial automobile and commercial inland marine policies and claims. If it is not currently being used at INSpire West, then the most recent version.

o Base Visual Rater (VR) System currently being used at INSpire West. If it is not currently being used at INSpire West, then the most recent version.

o Base Underwriting Expert System (UES) currently being used at INSpire West. If it is not currently being used at INSpire West, then the most recent version.

o Base Policy Set Production (PSP) currently being used at INSpire West. If it is not currently being used at INSpire West, then the most recent version.

o Base Ordering and Receiving System (OARS) currently being used at INSpire West. If it is not currently being used at INSpire West, then the most recent version.

o Base eINSpire System currently being used at INSpire West. If it is not currently being used at INSpire West, then the most recent version.

o Base I/O Imaging System currently being used at INSpire West. If it is not currently being used at INSpire West, then the most recent version.

o Base EmPOWER for WPC System currently being used at INSpire West. If it is not currently being used at INSpire West, then the most recent version.

o Workflow Manager currently being used at INSpire West. If it is not currently being used at INSpire West, then the most recent version.

o Service Manager currently being used at INSpire West. If it is not currently being used at INSpire West, then the most recent version.

o Carrier Agency Reconciliation System (CARS) for WPC System currently being used at INSpire West. If it is not currently being used at INSpire West, then the most recent version.

o APPS for WPC System currently being used at INSpire West. If it is not currently being used at INSpire West, then the most recent version.

o MAS 90 for WPC System currently being used at INSpire West. If it is not currently being used at INSpire West, then the most recent version.

o Visual Rater currently being used at INSpire West. If it is not currently being used at INSpire West, then the most recent version.

o Transfluent currently being used at INSpire West. If it is not currently being used at INSpire West, then the most recent version.

o    All programs relating to ISO reporting.

o The "old" policy administration system (referred to as "legacy system") which includes; Cash Machine, Arrowbind, Homebase, Arrowstat, Electronic Funds Transfer/Credit Card software and Internet Policy Inquiry (IPI).



INSPIRE INSURANCE SOLUTIONS, INC.,
Debtor and debtor-in-possession         ARROWHEAD GENERAL INSURANCE AGENCY, INC.
(Depositor)                             (Preferred Beneficiary)

By:________________________             By:___________________________
   Richard Marxen                          Kieran A. Sweeney
   President & CEO                         President & CEO

                                                                       EXHIBIT B

                        DESCRIPTION OF DEPOSIT MATERIALS

Depositor Company Name:    INSpire Insurance Solutions, Inc.

Account Number    _____________________

Product Name      Version  ______________________
(Product Name will appear as Exhibit B Name on Account History report)

DEPOSIT MATERIAL DESCRIPTION:
Quantity Media Type & Size Label Description of Each Separate Item

                  Disk 3.5" or ____
                  DAT tape ____mm
                  CD-ROM
                  Data cartridge tape ____
                  TK 70 or ____ tape
                  Magnetic tape ____
                  Documentation
                  Other ______________________

PRODUCT DESCRIPTION:
Environment       _____________________________

DEPOSIT MATERIAL INFORMATION:
Is the media or are any of the files encrypted?  Yes/No   If yes, please include
any    passwords    and    the     decryption     tools.
Encryption tool name____________________________________   Version
Hardware  required
Software required
Other required information_____________________________________________________

I certify for Depositor that the                  DSI has inspected and accepted
above described Deposit Materials                 the above materials (any
have been transmitted to DSI:                     exceptions are noted above):

Signature:                                        Signature:
          ----------------------                            --------------------
Print Name:                                       Print Name:
           ---------------------                             -------------------
Date:                                             Date Accepted:
     ---------------------------                                ----------------
                                                  Exhibit B:
                                                            --------------------

                                                                      EXHIBIT C

                               DESIGNATED CONTACT


Account Number:
               -----------------------------------------------------------------

----------------------------------------------- --------------------------------------------------------------------------

Depositor's Information:                        Notices, deposit material returns and communications
                                                to Depositor should be addressed to:
----------------------------------------------- --------------------------------------------------------------------------
Company Name:                                   INSpire Insurance Solutions, Inc.
----------------------------------------------- --------------------------------------------------------------------------
Address:                                        300 Burnett Street
----------------------------------------------- --------------------------------------------------------------------------
                                                Fort Worth, TX 76102
----------------------------------------------- --------------------------------------------------------------------------

----------------------------------------------- --------------------------------------------------------------------------
         Contact Name(s):                       Alan Schmitz and/or Keith Bell
----------------------------------------------- --------------------------------------------------------------------------
         Contact Phone #:                       817.348.3248 and/or 817.348.3234
----------------------------------------------- --------------------------------------------------------------------------
         Contact Fax #:                         817.348.3764
----------------------------------------------- --------------------------------------------------------------------------
         Contact E-Mail Address:                Aschmitz@nspr.com and/or Kbell@nspr.com
----------------------------------------------- --------------------------------------------------------------------------
Invoices to Depositor should be addressed to:
----------------------------------------------- --------------------------------------------------------------------------
Company Name:                                                                     N / A
----------------------------------------------- --------------------------------------------------------------------------
Address:                                                                          N / A
----------------------------------------------- --------------------------------------------------------------------------
                                                                                  N / A
----------------------------------------------- --------------------------------------------------------------------------
         Contact Name:                                                            N / A
----------------------------------------------- --------------------------------------------------------------------------
         Contact Phone #:                                                         N / A
----------------------------------------------- --------------------------------------------------------------------------
         P.O.# (if required):                                                     N / A

----------------------------------------------- --------------------------------------------------------------------------
Beneficiary's Information:                      Notices and communications to Preferred Beneficiary should be addressed to:
----------------------------------------------- --------------------------------------------------------------------------
Company Name:                                   Arrowhead General Insurance Agency, Inc.
----------------------------------------------- --------------------------------------------------------------------------
Address:                                        402 W. Broadway, Suite 1600
----------------------------------------------- --------------------------------------------------------------------------
                                                San Diego, CA 92101
----------------------------------------------- --------------------------------------------------------------------------

----------------------------------------------- --------------------------------------------------------------------------
         Contact Name(s):                       Robert K. Schraner, General Counsel
----------------------------------------------- --------------------------------------------------------------------------
         Contact Phone #:                       (619) 744-0698
----------------------------------------------- --------------------------------------------------------------------------
         Contact Fax #:                         (619) 744-0791
----------------------------------------------- --------------------------------------------------------------------------
         Contact E-Mail Address:                Bschraner@Arrowheadgrp.com
----------------------------------------------- --------------------------------------------------------------------------

                                                                       EXHIBIT C
                               DESIGNATED CONTACT


Account Number:
               -----------------------------------------------------------------

Requests from Depositor or Preferred Beneficiary to change the designated contact should be given in writing by the designated contact or an authorized employee of Depositor or Preferred Beneficiary.

----------------------------------------------- --------------------------------------------------------------------------

DSI's Information:                              Contracts, Deposit Materials and notices should be addressed to:
----------------------------------------------- --------------------------------------------------------------------------
Company Name:                                   DSI Technology Escrow Services, Inc.
----------------------------------------------- --------------------------------------------------------------------------
Attn:                                           Contract Administration
----------------------------------------------- --------------------------------------------------------------------------
Address:                                        9265 Sky Park Court, Suite 202
----------------------------------------------- --------------------------------------------------------------------------
                                                San Diego, CA 92123
----------------------------------------------- --------------------------------------------------------------------------
         Phone #:                               858.499.1600
----------------------------------------------- --------------------------------------------------------------------------
         Fax #:                                 858.694.1919
----------------------------------------------- --------------------------------------------------------------------------
         Contact E-Mail Address:                ca@dsiescrow.com
----------------------------------------------- --------------------------------------------------------------------------
                                                Invoice inquiries and fee
                                                remittances should be addressed to:
----------------------------------------------- --------------------------------------------------------------------------
Company Name:                                   DSI Technology Escrow Services, Inc.
----------------------------------------------- --------------------------------------------------------------------------
Attn:                                           Account Receivables
----------------------------------------------- --------------------------------------------------------------------------
Address:                                        PO BOX 45156
----------------------------------------------- --------------------------------------------------------------------------
                                                San Francisco, CA  94145-0156
----------------------------------------------- --------------------------------------------------------------------------
         Phone #:                               858.499.1636
----------------------------------------------- --------------------------------------------------------------------------
         Contact Phone#:                        858.499.1937
----------------------------------------------- --------------------------------------------------------------------------
Sales Representative:                           Debbie Cherniak
----------------------------------------------- --------------------------------------------------------------------------
         Representative's Phone #:              972.373.8844
----------------------------------------------- --------------------------------------------------------------------------
         Representative's E-Mail:               Dcherniak@dsiescrow.com
----------------------------------------------- --------------------------------------------------------------------------
